FAIR VALUE OF LIABILITIES FROM FINANCIAL GUARANTEE ASSOCIATED TO RISK RESERVE FUND	12 Months Ended
Dec. 31, 2015
FAIR VALUE OF LIABILITIES FROM FINANCIAL GUARANTEE ASSOCIATED TO RISK RESERVE FUND [Abstract]
FAIR VALUE OF LIABILITIES FROM FINANCIAL GUARANTEE ASSOCIATED TO RISK RESERVE FUND
8.	FAIR VALUE OF LIABILITIES FROM FINANCIAL GUARANTEE ASSOCIATED TO RISK RESERVE FUND

The fair value of the stand-ready liability associated with the risk reserve fund guarantee recorded at the inception of the loan was estimated using a discounted cash flow model to our expected payouts from the risk reserve fund, and also by incorporating a markup margin. The Company estimates its expected future payouts based on its current product mix as well as its estimates of expected net charge-off rates and expected collection rates and a discount rate. The expected future cash payout is capped at the restricted cash balance of the risk reserve fund. In the fourth quarter of 2015, in order to continue to attract new and retain existing investors and to remain consistent with the current industry practice in China, the Group set aside more cash in the risk reserve fund from the fourth quarter of 2015, based on its current business intention but not legal obligation, so that the balance in the risk reserve fund is enough to cover the expected payouts.

The Company estimated the expected net charge-off rates of the loan facilitated as the weighted average of the expected net charge-off rates of loan Grade A, B, C, and D. The Company developed the expected net charge-off rates for Grade A based on the Group's historical experience and Grade D by reference to the past performance of similar products of CreditEase. Grade B and C loans have credit risks higher than Grade A but lower than Grade D.